              ------------------------------------------------------------------
                                                    SALOMON BROTHERS
                                                     2008 WORLDWIDE DOLLAR
                                                    GOVERNMENT TERM TRUST INC

                                                   ANNUAL REPORT
                                           -------------------------------------
                                                   JULY 31, 2000

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                                            -------------------
                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                            -------------------


                                                                  SBGANN 7/00

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

August 29, 2000

Dear Shareholders:

We are pleased to provide this annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") as of July 31, 2000. In this report we have summarized the period's prevailing economic and market conditions. Also included in this report is a statement of the Trust's investments and financial statements for the year ended July 31, 2000.

During the year ended July 31, 2000, the net asset value ("NAV") of the Trust increased from $8.82 per share to $9.75 per share. Dividends from net investment income totaling $0.94 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the NAV return for the year ended July 31, 2000 was 22.20%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") (1) returned 29.57% and the Salomon Smith Barney Mortgage Index ("SSB Mortgage Index") (2) returned 6.48% for the same period.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt returned 29.57% for the year ended July 31, 2000 as measured by the EMBI+. The market's returns were driven positively by improving economic fundamentals and rising oil prices and negatively impacted by rising interest rates. Stable technical factors contributed to overall returns by encouraging new investors to enter the market. Individual country performance was dominated by Russia which returned over 107% during the fiscal year.

Given the outsized nature of Russia's returns, Brazil was the only other country to outperform the EMBI+ during the period. A wide range of countries did generate good performance with 11 out of 16 EMBI+ countries returning in excess of 10% for the year ended July 31, 2000.

The improved outlook for world economic growth appears to have encouraged investors to increase commitments to emerging markets debt. The strength of the economic recovery in Asia, an important market for Latin American exports, has contributed to the better tone in emerging markets debt. Evidence of cyclical recoveries in Brazil and Venezuela have also improved the outlook for investors. Oil price strength over the fiscal year continued to drive many emerging economies. Oil prices ended the fiscal year at $27.43, up over 33% for the period. Russia, Venezuela and Mexico all benefit from rising oil prices.

The U.S. Federal Reserve Board ("Fed") raised interest rates four times during the Trust's fiscal year, increasing short-term rates by 125 basis points. (3) The Fed adopted this aggressive

---------------
(1) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.
(2) The SSB Mortgage Index is a broad-based unmanaged index of mortgage-backed securities.
(3) A basis point is 0.01% or one one-hundredth of a percent.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

posture in order to slow the rate of growth of the U.S. economy and keep inflation in check. Emerging markets debt outperformed other bond markets during this difficult fixed income environment. The Salomon Smith Barney Broad Investment Grade Index ("SSB BIG Index") (4) returned 5.87% while the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index") (5) declined 0.60% during the Trust's fiscal year.

The expectation that U.S. interest rates would continue to rise had a negative impact on emerging markets during some periods of the fiscal year. This expectation had a greater negative impact than the actual rate increases. The shift to floating currency exchange regimes in a number of emerging countries has reduced the direct impact of U.S. interest rate increases on their economies. Nonetheless, fears of future interest rate increases impacted returns during January, April and May 2000.

Return volatility for emerging markets debt remained substantially lower relative to year-earlier levels. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. During the fiscal year, return volatility for the EMBI+ totaled 8.53% versus 27.17% during the year-earlier period.

As previously stated, individual country performance was dominated by Russia during the period. The country's impressive returns were the result of a variety of important fundamental developments that occurred over the course of the year:

- Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to re-assert federal power over Russia's vast regions.

- Russia successfully concluded a debt restructuring agreement with the London Club (6) of creditors. The Russian government has signed the agreements and the debt exchange closed in August 2000. The terms of the debt exchange were favorable for Russia. Completion of the restructuring will permit Russia to return to the international capital markets.

- Tax collections continued to run ahead of budget levels, leading to a stronger than anticipated fiscal balance.

- Rising oil prices helped expand Russia's hard currency reserve position. Assuming oil prices remain at current levels, Russia will end the year with reserves in excess of $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook.

Brazil was an outstanding performer during the Trust's fiscal year returning 31.35%. At the beginning of the fiscal year, Brazil was dealing with the after-effects of its January 1999 devaluation. Economic results throughout the fiscal year confirm Brazil's success in this regard.

---------------

(4) The SSB BIG Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.
(5) The SSB High Yield Market Index is a broad-based unmanaged index of high yield securities.
(6) The London Club is the official group of creditors lending to emerging market governments.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Positive Gross Domestic Product ("GDP") (7) growth coupled with disciplined expenditure controls led to very good fiscal results. These improved fiscal results have had a positive impact on Brazilian interest rates and debt levels. The ratio of net public debt to GDP has stabilized at approximately 50%. The appreciation of the real in recent months has reduced the local currency value of external and dollar-linked domestic debt. In addition, negotiations with the International Monetary Fund ("IMF") have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. These developments have allowed the Brazilian Central Bank to lower short-term interest rates. The overnight rate has fallen from 45% in early 1999 to 16.50% currently.

There were a number of key political developments in portfolio countries during the fiscal year. Presidential elections occurred in Mexico, Peru, Argentina and Venezuela. In Peru and Venezuela the incumbent was reelected. Peru and Venezuela returned 20.23% and 24.49% respectively during the fiscal year. In Argentina, a change in ruling parties occurred in the election but economic policies are expected to remain unchanged. Argentina returned 20.47%.

In Mexico, the PRI party which had dominated politics for the past 70 years, was defeated as Vicente Fox was elected president by a larger than expected margin. This change in Mexico's political order was viewed by the market as a positive development. In addition, Mexico was upgraded by Moody's to Baa3, an investment grade credit rating. Mexico returned 25.99% during the past twelve months.

Outstanding returns in the emerging markets debt market were also generated by Bulgaria (28.34%) and Morocco (20.96%) during the past year. Bulgaria's performance reflected its continued recovery from the aftermath of the Kosovo conflict. The Moroccan economy continues to cope with another year of drought. Consistent with past practice, the Moroccan government has cut discretionary spending in order to manage its budget deficit. The fiscal balance was also aided by proceeds of the sale of a second cellular telephone license.

The market closed the fiscal year with spreads at 680 basis points over U.S. Treasuries, approximately 350 basis points tighter than the year-earlier level adjusted for changes in the composition of Russian securities in the EMBI+. With the prospect of continued economic recovery in Latin America and a reduction of political uncertainty in a number of countries, the outlook for the market remains positive. The positive fundamental picture is complemented by solid market technicals. Hedge fund activity in the market has declined and the Mexican rating upgrade has encouraged investment-grade buyers to broaden commitments to the emerging markets.

---------------

(7) GDP is the market value of the goods and services produced by labor and property. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

MORTGAGE-BACKED SECURITIES

The U.S. agency mortgage-backed securities market as measured by the SSB Mortgage Index returned 6.48% for the year ended July 31, 2000. U.S. agency mortgage-backed securities, which the Trust had approximately 40% of its assets in at the end of the period, was the best-performing sector of the investment grade bond market. After adjusting for duration differences, agency mortgages outperformed U.S. Treasuries and corporate bonds by approximately 1.4% and 1.9%, respectively.

For the period, mortgage pass-throughs benefited from wide spreads and relatively low volatility in long term interest rates. With the Fed potentially on the sidelines for the remainder of 2000, we expect mortgage pass-throughs to finish the year strongly.

We continue to pursue the Trust's strategy of investing in a broadly-diversified portfolio of fixed income securities, which have been issued by the U.S. government or its agencies or issued by foreign governments and collateralized by U.S. government securities. In our opinion, this strategy has worked well as the correlation between U.S. Governments and Foreign Governments of our choosing have been relatively low.

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Trust's portfolio holdings and allocations. For information concerning your Salomon Brothers 2008 Worldwide stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future.

Sincerely,

/s/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY
PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN
ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN
THOMAS K. FLANAGAN
Executive Vice President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

July 31, 2000


       FACE
     AMOUNT             SECURITY                                                         VALUE
----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 54.8%
ARGENTINA -- 10.7%
                    Republic of Argentina:
$56,000,000         Discount Bond, Series L-GL, 7.875% due 3/31/23 (a)(b).......  $ 45,570,000
 17,760,000         Par Bond, Series L-GP, 6.000% due 3/31/23 (b)...............    12,154,500
                                                                                  ------------
                                                                                    57,724,500
                                                                                  ------------
BRAZIL -- 12.5%
                    Federal Republic of Brazil:
    450,696         C Bond, 8.000% due 4/15/14..................................       335,627
 10,375,000         DCB, Series L, 7.4375% due 4/15/12 (a)(b)...................     7,729,375
 38,750,000         Discount Bond, Series Z-L, 7.375% due 4/15/24 (a)(b)........    30,636,719
 15,972,750         EI Bond, Series L, 7.375% due 4/15/06 (a)(b)................    14,694,930
    464,000         Global Bond, 14.500% due 10/15/09...........................       504,716
  2,000,000         NMB, Series L, 7.4375% due 4/15/09 (a)......................     1,695,000
 17,450,000         Par Bond, Series Z-L, 6.000% due 4/15/24 (b)................    11,484,281
                                                                                  ------------
                                                                                    67,080,648
                                                                                  ------------
BULGARIA -- 6.0%
                    Republic of Bulgaria:
 32,800,000         Discount Bond, Tranche A, 7.750% due 7/28/24 (a)(b).........    26,506,500
  7,000,000         IAB, Series PDI, 7.750% due 7/28/11 (a).....................     5,678,750
                                                                                  ------------
                                                                                    32,185,250
                                                                                  ------------
ECUADOR -- 2.6%
                    Republic of Ecuador:
  7,900,000         Discount Bond, 6.750% due 2/28/25 (a)(c)....................     3,713,000
 26,450,000         Par Bond, 4.000% due 2/28/25 (a)(b)(c)......................    10,232,844
                                                                                  ------------
                                                                                    13,945,844
                                                                                  ------------
IVORY COAST -- 0.9%
                    Republic of Ivory Coast:
 14,000,000         FLIRB, 2.000% due 3/29/18 (a)(c)............................     2,450,000
 12,825,000         PDI Bond, 2.000% due 3/29/18 (a)(c).........................     2,340,562
                                                                                  ------------
                                                                                     4,790,562
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2000


       FACE
     AMOUNT             SECURITY                                                         VALUE
----------------------------------------------------------------------------------------------
MEXICO -- 7.4%
                    United Mexican States:
$12,750,000         Discount Bond, Series A, 7.3125% due 12/31/19 (a)(b)
                        (including 19,614,000 rights)...........................  $ 12,694,220
    200,000         Discount Bond, Series D, 7.925% due 12/31/19 (a)
                        (including 308,000 rights)..............................       199,125
  1,900,000         Par Bond, Series A, 6.250% due 12/31/19
                        (including 1,900,000 rights)............................     1,631,625
 29,600,000         Par Bond, Series B, 6.250% due 12/31/19 (b)
                        (including 29,600,000 rights)...........................    25,419,000
                                                                                  ------------
                                                                                    39,943,970
                                                                                  ------------
PANAMA -- 0.1%
    778,231         Republic of Panama, PDI Bond, 7.750% due 7/17/16 (a)(d).....       642,525
                                                                                  ------------
PERU -- 1.9%
 23,000,000         Republic of Peru, Par Bond, 3.000% due 3/7/27 (a)(b)........    10,005,000
                                                                                  ------------
PHILIPPINES -- 2.2%
 14,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                        (b).....................................................    11,817,500
                                                                                  ------------
RUSSIA -- 0.8%
                    Russia, Ministry of Finance, Global Bond:
    350,000         8.750% due 7/24/05 (e)......................................       280,875
  4,400,000         12.750% due 6/24/28.........................................     3,896,750
                                                                                  ------------
                                                                                     4,177,625
                                                                                  ------------
VENEZUELA -- 9.7%
                    Republic of Venezuela:
 14,285,650         DCB, Series DL, 7.875% due 12/18/07 (a)(b)..................    11,928,519
 45,400,000         Discount Bond, Series W-A, 7.375% due 3/31/20 (a)(b)
                        (including 324,156 warrants)............................    35,639,000
  2,100,000         Discount Bond, Series W-B, 7.875% due 3/31/20 (a)
                        (including 14,994 warrants).............................     1,648,500
  1,333,320         FLIRB, Series A, 7.4375% due 3/31/07 (a)....................     1,114,989
  2,500,000         Par Bond, Series W-A, 6.750% due 3/31/20....................     1,806,250
                                                                                  ------------
                                                                                    52,137,258
                                                                                  ------------

                    TOTAL SOVEREIGN BONDS (Cost -- $262,365,568)................   294,450,682
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2000


       FACE
     AMOUNT             SECURITY                                                         VALUE
----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 40.5%
                    Federal Home Loan Mortgage Corporation (FHLMC):
$ 3,326,675         Series 1599, Class D, 6.500% due 6/15/19 (PAC I/O)..........  $    102,195
  1,519,179         Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O).........        93,293
  1,211,016         Series 1617, Class PF, 6.500% due 6/15/18 (PAC I/O).........        18,250
  2,686,346         Series 2062, Class PL, 6.500% due 10/15/16 (PAC/IO).........       390,052
 11,577,500         Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O).........     1,372,191
 11,164,800         Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O).........     1,028,164
 15,485,000         Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O)........     1,908,206
                    Federal National Mortgage Association (FNMA):
  2,000,000         6.000%, 30 Year (f)(g)......................................     1,835,620
178,000,000         7.000%, 30 Year (f)(g)......................................   171,935,540
 33,500,000         8.000%, 30 Year (f)(g)......................................    33,604,520
    909,114         Trust 1993-183, Class EA, 6.500% due 3/25/17 (REMIC) (PAC
                        I/O)....................................................         8,921
  1,838,100         Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                        I/O)....................................................       114,881
  5,727,310         Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                        I/O)....................................................       801,426
  5,032,765         Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                        I/O)....................................................       635,437
  4,026,308         Trust 1998-44, Class JB, 6.500% due 2/18/08 (REMIC) (PAC
                        I/O)....................................................       123,636
  9,252,868         Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC)
                        (PAC/IO)................................................     1,240,517
 16,217,041         Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                        I/O)....................................................     2,250,786
  1,569,616         Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                        I/O)....................................................       172,235
                                                                                  ------------

                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $218,055,450).....   217,635,870
                                                                                  ------------
ZERO COUPON MUNICIPAL BONDS -- 4.6%
 11,200,000         Austin, Texas Utility System Revenue, Series A, due
                        11/15/08................................................     7,371,840
                    Edinburg Texas Cons. Independent School District:
  1,845,000         Due 2/15/08.................................................     1,261,224
  2,705,000         Due 2/15/09.................................................     1,750,812
  5,470,000         Harris County, Texas, due 8/15/08...........................     3,646,084
 10,535,000         Texas State Public Finance Authority Building Revenue, due
                        2/1/08..................................................     7,215,738
                    Westmoreland County, Pennsylvania:
  2,665,000         Series G, due 6/1/08........................................     1,797,650
  2,515,000         Series G, due 12/1/08.......................................     1,654,367
                                                                                  ------------

                    TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $24,047,545).....    24,697,715
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 31, 2000


       FACE
     AMOUNT             SECURITY                                                         VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
$   422,000         J.P. Morgan Securities Inc., 6.307% due 8/1/00; Proceeds at
                        maturity -- $422,076; (Fully collateralized by U.S.
                        Treasury Bonds, 6.750% due 8/15/26; Market
                        value -- $430,438) (Cost -- $422,000)...................  $    422,000
                                                                                  ------------

                    TOTAL INVESTMENTS -- 100% (Cost -- $504,890,563)............  $537,206,267
                                                                                  ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.
(c)  Bond in default.
(d) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)  Mortgage dollar roll (See Note 4).
(g)  Security is issued on a to-be-announced ("TBA") basis (See Note 5).

     Abbreviations used in this schedule:
     C Bond  -- Capitalization Bond.
     DCB     -- Debt Conversion Bond.
     EI      -- Eligible Interest.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     IAB     -- Interest in Arrears Bond.
     NMB     -- New Money Bond.
     PAC I/O -- Planned Amortization Class -- Interest Only.
     PDI     -- Past Due Interest.
     REMIC   -- Real Estate Mortgage Investment Conduit.
     TBA     -- To Be Announced Security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:
  Investments, at value (Cost -- $504,890,563)..............  $537,206,267
  Cash......................................................           499
  Receivable for securities sold............................    72,177,938
  Interest receivable.......................................     7,914,412
                                                              ------------
  TOTAL ASSETS..............................................   617,299,116
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   280,540,740
  Investment advisory fee payable...........................       169,076
  Administration fee payable................................        40,518
  Accrued expenses..........................................       202,452
                                                              ------------
  TOTAL LIABILITIES.........................................   280,952,786
                                                              ------------
  TOTAL NET ASSETS..........................................  $336,346,330
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................     8,023,263
  Accumulated net realized loss on investments..............   (27,560,511)
  Net unrealized appreciation of investments................    32,315,704
                                                              ------------
  TOTAL NET ASSETS..........................................  $336,346,330
                                                              ============
NET ASSET VALUE, PER SHARE ($336,346,330 / 34,510,639
  shares)...................................................         $9.75
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 2000

INCOME:
  Interest..................................................  $ 35,689,199
                                                              ------------
EXPENSES:
  Investment advisory fees (Note 2).........................     1,938,464
  Administration fees (Note 2)..............................       466,347
  Shareholder communications................................        82,462
  Custody...................................................        65,603
  Shareholder and system servicing fees.....................        53,681
  Audit and tax services....................................        46,802
  Legal fees................................................        39,080
  Directors' fees...........................................        36,573
  Listing fees..............................................        32,516
  Other.....................................................        20,081
                                                              ------------
  TOTAL EXPENSES............................................     2,781,609
                                                              ------------
NET INVESTMENT INCOME.......................................    32,907,590
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions..............   (11,019,262)
                                                              ------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of Year.......................................   (10,138,052)
    End of Year.............................................    32,315,704
                                                              ------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    42,453,756
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    31,434,494
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 64,342,084
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR     FOR THE YEAR
                                                                    ENDED             ENDED
                                                                JULY 31, 2000     JULY 30, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................     $ 32,907,590     $ 33,190,478
    Net realized loss.......................................      (11,019,262)     (10,106,093)
    Increase in net unrealized appreciation
      (depreciation)........................................       42,453,756      (51,046,253)
                                                                 ------------     ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......       64,342,084      (27,961,868)
                                                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................      (32,339,921)     (30,231,322)
                                                                 ------------     ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................      (32,339,921)     (30,231,322)
                                                                 ------------     ------------
    INCREASE (DECREASE) IN NET ASSETS.......................       32,002,163      (58,193,190)
NET ASSETS:
    Beginning of Year.......................................      304,344,167      362,537,357
                                                                 ------------     ------------
    END OF YEAR*............................................     $336,346,330     $304,344,167
                                                                 ============     ============
*Includes undistributed net investment income of:...........       $8,023,263       $7,455,594
                                                                 ============     ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio securities.............  $(29,963,608)
    Proceeds from disposition of long-term portfolio
     securities and principal paydowns......................    43,678,910
    Net sales of short-term portfolio securities............       487,000
                                                              ------------
                                                                14,202,302
  Net investment income.....................................    32,907,590
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....    (7,443,079)
    Capitalized income on payment-in-kind securities........       (35,460)
    Net change in receivables/payables related to
     operations.............................................    (1,631,237)
                                                              ------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........    38,000,116
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Decrease in dollar roll transactions (Note 4).............    (5,054,930)
  Cash dividends paid.......................................   (32,339,921)
                                                              ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............   (37,394,851)
                                                              ------------
NET INCREASE IN CASH........................................       605,265
Payable to Bank, Beginning of Year..........................      (604,766)
                                                              ------------
CASH, END OF YEAR...........................................  $        499
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 2000, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 2000, the Adviser owned 13,485 shares of the Trust.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................  $29,963,608
                                                              ===========
Sales.......................................................  $38,414,986
                                                              ===========

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $40,506,643
Gross unrealized depreciation...............................   (8,190,939)
                                                              -----------
Net unrealized appreciation.................................  $32,315,704
                                                              ===========

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At July 31, 2000, the Trust has outstanding net contracts to repurchase mortgage-backed securities of $208,362,802 for a scheduled settlement of August 16, 2000. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 31, 2000 was $195,747,698. Counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2000 included Bear Stearns Cos. ($99,950,354), Goldman, Sachs & Co. ($48,528,646) and Prudential Securities ($35,879,999).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2000, the Trust held TBA securities with a total cost of $209,926,162.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2000, the Trust had, for Federal income tax purposes, approximately $16,129,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 7. EVENTS SUBSEQUENT TO JULY 31, 2000

Subsequent to July 31, 2000, the Board of Directors of the Trust declared dividends of $0.073 per common share payable August 25, 2000 and September 29, 2000 to shareholders of record on August 15, 2000 and September 12, 2000, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, EXCEPT WHERE NOTED:


                                                                2000       1999(1)    1998      1997     1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $ 8.82      $10.51    $ 11.16   $ 8.76   $ 7.57
                                                               ------      -------   -------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     0.95        0.96       0.91     1.00     0.94
  Net realized and unrealized gain (loss)...................     0.92       (1.77)     (0.61)    2.31     1.12
                                                               ------      -------   -------   ------   ------
  Total Income (Loss) From Operations.......................     1.87       (0.81)      0.30     3.31     2.06
                                                               ------      -------   -------   ------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.94)      (0.88)     (0.95)   (0.91)   (0.87)
                                                               ------      -------   -------   ------   ------
NET ASSET VALUE, END OF YEAR................................   $ 9.75      $ 8.82    $ 10.51   $11.16   $ 8.76
                                                               ======      =======   =======   ======   ======
MARKET PRICE PER SHARE, END OF YEAR.........................   $9.000      $9.4375   $9.6875   $9.875   $8.625
                                                               ======      =======   =======   ======   ======
TOTAL RETURN(2).............................................     6.40%       7.08%      7.95%   26.20%   21.39%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................     0.86%       0.87%      0.90%    0.93%    1.01%
  Net investment income.....................................    10.15%      10.34%      8.38%   10.11%   11.27%
SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................     $336         $304      $363     $385     $302
  Average net assets (millions).............................     $322         $321      $374     $340     $287
  Portfolio turnover rate...................................        6%         37%        34%      30%      32%
  Asset coverage to dollar rolls outstanding
    at end of year..........................................      261%*       262%*      273%*    316%     320%
  Total mortgage dollar rolls outstanding
    at end of year (millions)...............................     $208         $188      $209     $178     $137

--------------------------------------------------------------------------------

(1)  For the year ended July 30, 1999.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 * Securities have been segregated to cover all outstanding mortgage dollar rolls at year-end.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

September 21, 2000

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION
                                       (unaudited)

                                                                                            NET INCREASE
                                                                NET REALIZED AND            (DECREASE) IN
                                        NET INVESTMENT             UNREALIZED                NET ASSETS
                                            INCOME                 GAIN (LOSS)             FROM OPERATIONS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
August 1, 1997
 to October 31, 1997   $ 9,048,527   $8,154,274    $0.24     $(29,740,658)   $(0.86)   $(21,586,384)   $(0.63)
November 1, 1997
 to January 31, 1998     8,981,298    8,128,516     0.23       22,838,755      0.66      30,967,271      0.90
February 1, 1998
 to April 30, 1998       8,447,475    7,577,564     0.22        2,798,247      0.08      10,375,811      0.30
May 1, 1998
 to July 31, 1998        8,218,403    7,454,560     0.22      (16,808,609)    (0.49)     (9,354,049)    (0.27)
August 1, 1998
 to October 31, 1998     8,054,107    7,309,404     0.21      (45,868,771)    (1.33)    (38,559,367)    (1.12)
November 1, 1998
 to January 31, 1999     9,266,981    8,530,558     0.25       (4,932,601)    (0.15)      3,597,957      0.10
February 1, 1999
 to April 30, 1999       9,514,167    8,766,158     0.25       25,700,672      0.75      34,466,830      1.00
May 1, 1999
 to July 30, 1999        9,157,752    8,584,358     0.25      (36,051,646)    (1.04)    (27,467,288)    (0.79)
July 31, 1999
 to October 29, 1999     9,186,826    8,530,115     0.24       16,418,596      0.48      24,948,711      0.72
October 30, 1999
 to January 31, 2000     8,573,396    7,856,918     0.23         (113,584)    (0.00)*     7,743,334      0.23
February 1, 2000
 to April 28, 2000       8,801,140    8,116,363     0.24       10,044,834      0.29      18,161,197      0.53
April 29, 2000
 to July 31, 2000        9,127,837    8,404,194     0.24        5,084,648      0.15      13,488,842      0.39


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ----------------------   --------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH        LOW
---------------------  -------------------------------------------
August 1, 1997
 to October 31, 1997   $ 7,557,831    $0.219    10 3/16    9
November 1, 1997
 to January 31, 1998    10,215,150     0.296    10 3/16    9 3/8
February 1, 1998
 to April 30, 1998       7,557,830     0.219    10 3/16    9 7/8
May 1, 1998
 to July 31, 1998        7,557,830     0.219    10 3/16    9 5/8
August 1, 1998
 to October 31, 1998     7,557,830     0.219     9 13/16   7 3/4
November 1, 1998
 to January 31, 1999     7,557,831     0.219     9 5/8     8 11/16
February 1, 1999
 to April 30, 1999       7,557,831     0.219     9 7/16    9 1/16
May 1, 1999
 to July 30, 1999        7,557,830     0.219     9 1/2     9 3/16
July 31, 1999
 to October 29, 1999     7,557,830     0.219     9 9/16    8 9/16
October 30, 1999
 to January 31, 2000     9,666,430     0.280     8 7/8     7 3/4
February 1, 2000
 to April 28, 2000       7,557,830     0.219     8 3/8     7 13/16
April 29, 2000
 to July 31, 2000        7,557,831     0.219     9         8

--------------------------------------------------------------------------------

*    Amount represents less than $0.01 per share.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

On November 11, 1999, the Annual Meeting of the Trust's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon and Charles F. Barber to serve until the year 2002; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending July 31, 2000.

The results of the vote on Proposal 1 were as follows:

                      SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
 NAME OF DIRECTORS        FOR         VOTED FOR      AGAINST      VOTED AGAINST
-------------------------------------------------------------------------------
Heath B. McLendon      31,826,867       98.8%        387,180           1.2%
Charles F. Barber      31,807,030       98.7         407,017           1.3

The results of the vote on Proposal 2 were as follows:

             % OF SHARES                    % OF SHARES      VOTES     % OF SHARES
VOTES FOR     VOTED FOR    VOTES AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
----------------------------------------------------------------------------------
31,762,943      98.6%         199,677          0.6%         251,427       0.8%

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director, Salomon Smith
        Barney Inc.
      President and Director, SSB Citi Fund
        Management LLC and Travelers
        Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Senior Vice President and Treasurer

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

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    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC
          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR
          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR
          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN
          PFPC Trust Company
          8800 Tinicum Blvd.
          Philadelphia, PA 19153

    TRANSFER AGENT
          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

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      Notice is hereby given in accordance with Section 23(c) of the
      Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
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    This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.